UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
(Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934)
Date of Report (Date of earliest event reported): September 2, 2005
SOLECTRON CORPORATION
(Exact name of registrant as specified in charter)

Delaware	1-11098	94-2447045

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

847 Gibraltar Drive, Milpitas, California	95035

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (408) 957-8500
Not Applicable

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

ITEM 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers
On September 7, 2005, Solectron issued a press release announcing Kiran Patel’s resignation as Executive Vice President and Chief Financial Officer, effective as of September 2, 2005, and the appointment of Warren Ligan as interim Chief Financial Officer, effective immediately.
A copy of the press release is attached as Exhibit 99.1 to this Current Report and is incorporated by reference herein.
ITEM 9.01 Financial Statements and Exhibits
(c) Exhibits

Exhibit
No.	Description
99.1	Press release dated September 7, 2005 announcing resignation of Kiran Patel and appointment of Warren Ligan as interim Chief Financial Officer.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 7, 2005	Solectron Corporation
/s/ Todd DuChene
Todd DuChene
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit
No.	Description
99.1	Press release dated September 7, 2005 announcing resignation of Kiran Patel and appointment of Warren Ligan as interim Chief Financial Officer.